SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 10, 2006
LADENBURG THALMANN FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 409-2000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This amendment is being filed solely to file a previously omitted exhibit referenced in Item 9.01(c) below.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.
10.1	Amended and Restated Employment Agreement, dated as of July 13, 2006, by and between Ladenburg Thalmann Financial Services Inc., Ladenburg Thalmann & Co. Inc. and Mark D. Klein*

10.2	Stock Option Agreement, dated July 13, 2006

99.1	Press release dated July 14, 2006*

*	Previously Filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 3, 2006

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Diane Chillemi
	Name:	Diane Chillemi
	Title:	Vice President and Chief Financial Officer

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